SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2005

                           American Bank Incorporated
                           --------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                   000-31246                  01-0593266
---------------------------       ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


4029 West Tilghman Street, Allentown, Pennsylvania                 18104
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (610) 366-1800
                                                     --------------


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.        Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers
                  --------------------------------------------

         On May 3, 2005, John F. Eureyecko and John W. Galuchie, Jr. were appointed to the boards of directors of American Bank Incorporated (the "Company") and its wholly-subsidiary, American Bank (the "Bank"). There are no arrangements or understandings between either of Messrs. Eureyecko or Galuchie and any other person pursuant to which either individual became a director. Neither of Messrs. Eureyecko or Galuchie is a party to any transaction with the Company and the Bank that would require disclosure under Item 404 of Securities and Exchange Commission Regulation S-K.

         It is expected that Mr. Eureyecko will serve as a member of the Company's Asset-Liability Management Committee, Audit Committee, Executive Committee and Nominating Committee, and as a member of the Bank's Audit Committee, Executive Committee, Loan Committee, Nominating Committee and Technology Committee.

         It is expected that Mr. Galuchie will serve as a member of the Company's Audit Committee, Compliance Committee, Mergers and Acquisitions Committee, Corporate Governance Committee and Nominating Committee, and as a member of the Bank's Audit Committee, Compliance Committee, Mergers and Acquisitions Committee, Nominating Committee and Technology Committee.

         Attached as Exhibit 99 to this report is the Company's press release announcing the appointment.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         The Index of Exhibits immediately precedes the attached exhibits.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           AMERICAN BANK INCORPORATED



DATE:  May 3, 2005                      By: /s/ Mark W. Jaindl
                                           -------------------------------------
                                           Mark W. Jaindl
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

         The following exhibits are filed as part of this report:

         Exhibit No.                                 Description

            99                      Press Release of American Bank Incorporated